AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
IMMEDIATE VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED MARCH 17, 2009
TO
PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY
PROSPECTUS DATED APRIL 30, 2008
AS SUPPLEMENTED

          American General Life Insurance Company is amending its immediate variable annuity contract prospectus for the sole purpose of adding information to the "Other Information" section of the prospectus.  The following paragraphs are added as the second and third paragraphs under the subheading "American General Life Insurance Company" in the "Other Information" section of the prospectus:

          Effective March 4, 2009, American International Group, Inc. ("AIG") issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"), par value $5.00 per share and an initial liquidation preference of $5.00 per share, for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY.  The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders.  The Trust has approximately 77.9 percent of the aggregate voting power of AIG's common stock and is entitled to approximately 77.9 percent of all dividends paid on AIG's common stock, in each case treating the Stock as if converted.  The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.  The Series C Perpetual, Convertible, Participating Preferred Stock Purchase Agreement, dated as of March 1, 2009, between AIG and the Trust, restricts AIG's ability to issue or grant capital stock without the consent of the Trust, with certain limited exclusions.

          As a result of the issuance of the Stock, a change in control of AIG has occurred.  The change of control does not in any way alter the Company's obligations to its contract owners.